UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 26, 2007

Arbitron Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-1969	52-0278528
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

142 West 57th Street, New York, New York		10019-3300
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-887-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2007 Arbitron Inc. (the "Company") entered into a new multi-year agreement (the "New Agreement") with Clear Channel Radio ("Clear Channel"), a division of Clear Channel Broadcasting, Inc., to provide radio ratings and other related services through December 31, 2011 to Clear Channel’s 268 radio stations located in the 46 markets in which Clear Channel operates out of the 50 markets identified in the Company’s previously announced Portable People MeterTM ("PPM") roll-out plan (we refer to the 46 markets in which Clear Channel operates that are included in the PPM roll-out plan, collectively, as the "Clear Channel PPM Markets").

Pursuant to the terms of the New Agreement, the Company will provide Clear Channel with PPM ratings services, as and when the new audience ratings technology is deployed in the Clear Channel PPM Markets. Until such time as the PPM ratings technology is deployed in a particular market, the Company will continue to provide Clear Channel with its diary-based ratings services in that market. As the PPM ratings technology is deployed in a particular market, the diary-based ratings contract will lapse and the New Agreement will become applicable to such market. The New Agreement also extends the diary-based ratings agreement in the Clear Channel PPM Markets that do not enter into PPM pre-currency prior to December 31, 2008 until such time as the PPM service is commercialized in those markets, but not later than December 31, 2011. The existing agreement between the Company and Clear Channel for diary-based ratings in markets outside of the Clear Channel PPM Markets is not amended by the New Agreement and is currently scheduled to expire December 31, 2008, with certain software licenses and other services scheduled to expire March 30, 2009.

Under the terms of the New Agreement, the Company will provide its PPM Market Report Service, including the Company’s PPM Market Report, PPM Analysis Tool software, PPM Weeklies reports, Tapscan software, and its diary-based Radio Market Report Service, including the Company’s Radio Market Report, Maximi$er, Arbitrends, PD Advantage, Sample Surcharge, Ethnic Data, Processor Data Clearance, Sample Increase, and Tapscan software, to Clear Channel, as applicable. These services include new services as well as renewals of existing services.

The aggregate amount of all payments to be made by Clear Channel for the diary-based Radio Market Report and related services in the Clear Channel PPM Markets between January 1, 2009 and December 31, 2011 currently is expected to be approximately $30.7 million, based on the radio stations currently owned by Clear Channel and the anticipated roll-out of the PPM ratings services. The aggregate amount of all payments to be made by Clear Channel for the PPM Market Report and related services in the Clear Channel PPM Markets during the term of the New Agreement currently is expected to be approximately $160.6 million, based on the radio stations currently owned by Clear Channel and the anticipated roll-out of the PPM ratings services.

A copy of the New Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

Item 7.01 Regulation FD Disclosure.

On June 27, 2007 the Company issued a press release announcing the New Agreement. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The information in this Item 7.01, including the information set forth in Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index attached hereto.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The statements regarding Arbitron Inc. and its subsidiaries ("we," "our," "Arbitron" or the "Company") in this document that are not historical in nature, particularly those that utilize terminology such as "may," "will," "should," "scheduled" "likely," "expects," "anticipates," "estimates," "believes," or "plans" or comparable terminology, are forward-looking statements based on current expectations about future events, which Arbitron has derived from information currently available to it. These forward-looking statements involve known and unknown risks and uncertainties that may cause our results to be materially different from results implied in such forward-looking statements. These risks and uncertainties include, in no particular order, whether we will be able to:

• successfully implement the rollout of our PPM service;
• renew contracts with large customers as they expire;
• execute our business strategies, including entering into potential joint-
venture or other third-party agreements;
• effectively manage the impact of any further consolidation in the radio and advertising agency industries;
• respond to rapidly changing technological needs of our customer base, including creating new proprietary software systems and new customer products and services that meet these needs in a timely manner;
• successfully manage the impact on our business of any economic downturn generally and in the advertising market in particular;
• successfully manage the impact on costs of data collection due to lower respondent cooperation in surveys, privacy concerns, consumer trends, technology changes and/or government regulations;
• successfully develop and implement technology solutions to measure multi-
media and advertising in an increasingly competitive environment; and
• successfully obtain and/or maintain Media Rating Council accreditation for our audience measurement services.

Additional important factors known to Arbitron that could cause actual results to differ materially from our forward-looking statements are identified and discussed from time to time in Arbitron’s filings with the Securities and Exchange Commission, including in particular the risk factors discussed under the caption "ITEM 1A. RISK FACTORS" in Arbitron’s Annual Report on Form 10-K for the year ended December 31, 2006.

The forward-looking statements contained in this document speak only as of the date hereof, and Arbitron undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arbitron Inc.

June 29, 2007	By:	/s/ Timothy T. Smith

Name: Timothy T. Smith
Title: Executive Vice President, Legal & Business Affairs Chief Legal Officer & Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 27, 2007